Q1'2015 Results Presentation

May 6, 2015

Speakers:
Douglas McCrosson, President & Chief Executive Officer
Vincent Palazzolo, Chief Financial Officer



A Premier Supplier of Aircraft Structures and Systems

NYSE MKT: CVU

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 6, 2015 available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

CPI AERO is a registered trademark of CPI Aerostructures, Inc. All other trademarks referenced herein are the property of their respective owners.

Recent Highlights

Douglas McCrosson

President & Chief Executive Officer

Recent Business Highlights

First Quarter 2015 Results In-line with Expectations for the Year

Much Stronger Second Half Expected

2015 to be a Record Year in Terms of Revenue

Total Backlog
$442.6 Million
At 3/31/15 vs. 12/31/14

Up
$38.9M

New Awards
$16.2 Million
Through 3/31/15 vs. same period of '14

Up
$11.5M

CPI AERO

Financial Highlights

Vincent Palazzolo

Chief Financial Officer

First Quarter 2015 vs. First Quarter 2014

For the Three Months Ended March 31	2015	2014
	(Unaudited)	
Revenue	$19,876,566	$21,883,517
Gross profit	3,602,071	4,491,132
Gross margin	18.1%	20.5%
Gross margin excluding A-10 program	23.1%	21.1%
Income from operations	1,582,706	2,652,472
Net income	928,120	1,728,869
Income per common share – basic	$0.11	$0.21
Income per common share – diluted	$0.11	$0.20
Shares used in computing income per common share:		
Basic	8,516,973	8,421,142
Diluted	8,594,479	8,534,856

CPI AERO

Q1 2015 Revenue by Segment

Defense Programs: $10.7 Million

as expected…below Q1’14 due to lower revenues from E-2D program with Northrop Grumman as work on the new E-2D multi-year award has not yet reached its peak rate.


51%
49%

Commercial Programs: $9.2 Million

up from approximately $7.3 million reported in Q1’14, due to increased production on Embraer and Honda programs.

Q1 2015 Gross Margin

18.1% in Q1'15 vs. 20.5% in Q1'14

Affected by the change in estimate to the A-10 program as we continued to record revenue on the A-10 with zero gross margin

Excluding the effect of the A-10 Program

23.1% in Q1'15 vs. 21.1% in Q1'14

This increase is primarily the result of higher gross margin on the Company's Embraer program as production rates have increased

2015: Record Year in Terms of Revenue

Revenue	• $92.0M – $102.0M
Gross Margin	• 19% - 21%... lower than historical margin as CPI Aero will continue to book A-10 WRP revenue at zero profit.
Net Income	• $7.2M - $8.0M
Cash Benefit	• $13M - $15M ... due to the recovery of previously paid income taxes and the use of tax loss carry forwards related to A-10 WRP

* Performance for the second half of the year expected to be much stronger than the first half due to the timing of delivery orders associated with the several recently announced major programs.

Revenue Breakdown: by Market

Military/commercial split effected by recent military contract wins

2015 Revenue (Guidance)
$92.0M - $102.0M



Military 61%
Commercial 39%

Military

Strong revenue driven by recent wins

Commercial

Slight decline as the majority of new business wins in 2014 were for military programs

Existing programs

Approx. 95% of forecast comes from existing backlog

CPI AERO

Revenue Breakdown: by Subcontractor Role

2015 Revenue (Guidance)
$92.0M - $102.0M



Tier 2 15%
Prime 4%
Tier 1 81%

Prime
More than double due to recent wins

Tier 1
Double digit growth

Tier 2
Slight decline due to G650

CPI AERO

Revenue Breakdown: by Segment

Non-Aerostructures business expected to increase to 44% of total revenue

2015 Revenue (Guidance)
$92.0M - $102.0M



Kitting & SCM 36%
Aerosystems 8%
Aerostructures 56%

Kitting & SCM

Over 70% growth fueled by recent prime contract wins with DOD

2015 Financial Initiatives


Strengthen Financial Position
Invest in Automation & Robotics
Generate Positive Cash Flow from Operations
Further Reduce Overhead & SG&A Expenses

Expect to continue to pay down debt and reduce interest expense

Investments anticipated to favorably impact operating efficiencies

$13M - $15 M expected from recovery of income tax related to A-10 WRP

Currently at historical low rates

Investments

Capital

- Tax refund / tax loss carry forwards related to the change in estimate of the A-10 WRP recorded 2Q'14
- $35 M Revolving Credit Facility (expandable to $50M)

Investments

- Facility improvements
- Cap-Ex
- New programs
- Marketing

Backlog, Recent Programs, Bids and Market Update

Douglas McCrosson

President & Chief Executive Officer

Large Order Backlog

Consolidated Backlog at 3/31/2015 –
$442.6 Million

Funded 27% / Unfunded 73%

Unfunded backlog represents remaining potential value of long term agreements



$322.2M
$120.4M
Funded
Unfunded

Defense 68% / Commercial 32%



$142.4M
$300.2M
Military Aerospace
Commercial

Long-Term Visibility - Contracts (as of 3/31/15)

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage

'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25

- **NORTHROP GRUMMAN** - for the E-2D and C-2A aircraft
- **HONDA AIRCRAFT** - for the HondaJet business jet
- **SIKORSKY** - for the UH-60 BLACK HAWK
- **US GOVERNMENT** - for the F16 aircraft
- **EMBRAER** - for the Embraer Phenom 300 business jet
- **US GOVERNMENT** - for the T-38C aircraft
- **TRIUMPH GROUP** - for the Gulfstream G650 business jet
- **BELL HELICOPTER** - for the AH-1Z ZULU attack helicopter
- **TEXTRON** - for the Cessna Citation X+ civilian jet
- **UTC AEROSPACE SYSTEMS** – for the DB-110 ISR Pod
- **SIKORSKY** - for the S-92® helicopter

Potential to collectively generate revenue of $438M during their remaining periods of performance

CPI AERO

Recent Program Highlights

Customer	Milestones
NORTHROP GRUMMAN Defining the Future	○ Extended E2/C2 OWP Kits requirements through 2019 ○ Concluded an order for additional 10 s/s of E2D seats ○ Added new funded backlog of $63.6 million during 4Q'14
EMBRAER	○ Ramped up delivery of the Phenom 300 engine inlets from 2 s/s to 10+ s/s per month ○ Running at 10+ s/s per month during 2015
HondaJet	○ Delivered Flaps and Inlets for first aircraft to be delivered to customers in early 2015 ○ Participated in redesign effort to improve producability and minimize weight ○ Honda expects FAA type certification in Q1'15
F-16	○ Potential $53.5M contract ○ Expect product deliveries to begin in the first quarter of 2016
T-38 (U.S. Air Force)	○ Long term, potential $49M program awarded February 2015 ○ Received a firm delivery order that added $5.6M to funded backlog

CPI AERO

Bid Pipeline (4/30/15)

Defense opportunities increasing
Expect near-term acceleration of Tier 2 opportunities for large commercial

Military vs Commercial



37%
63%
Commercial
Military

By Position Within the Supply Chain



14%
86%
Tier 1
Tier 2

CPI AERO

Bid Landscape

Lockheed Martin F-35



Boeing 787 Dreamliner


787

Bombardier C-series


CS300

Embraer E2



2015 Focus Areas

EXECUTE

- Maintain and grow Tier 1 status
- Continuously improve delivery, quality and performance
- Capture returns on initial automation

GROW

- Continued investment in automation and productivity
- Replace A-10 program revenues with additional new long-term programs
- Focus on organic growth
- May consider acquisitions to gain scale, enter new markets

EVOLVE

- Deploy capital to create shareholder value
- Expand global supply chain services and MRO
- Continued improvement of design and manufacturing capabilities
- Drive balance across segments and diversify customer base

Conclusion

CPI is well positioned to continue to grow its business due to:

- Large and diversified backlog
- Growing bid pipeline – new opportunities for both the defense and commercial markets
- Ability to perform on larger and more complex programs due to investments in advanced technologies
- Vast growth opportunities arising from developments in both commercial aerospace and military/defense sector

Q&A Session

Douglas McCrosson

President & Chief Executive Officer

Vincent Palazzolo

Chief Financial Officer

Contact us



CPI Aerostructures

Vincent Palazzolo, CFO

(631) 586-5200

www.cpiaero.com

Investor Relations

The Equity Group Inc.

www.theequitygroup.com

Lena Cati

(212) 836-9611

lcati@equityny.com

